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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                   PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 18, 2002 (June 12, 2002)

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                              WESTECH CAPITAL CORP.
             (Exact name of Registrant as specified in its Charter)

            DELAWARE                      33-37534-NY                   13-3577716
  ----------------------------     ------------------------   -------------------------------
  (State or other jurisdiction     (Commission file number)   (I.R.S. Employer Identification
of incorporation or organization)                                         Number)


         2700 Via Fortuna, Suite 400,
                  Austin, Texas                                            78746
    ----------------------------------------                             ----------
    (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (512) 306-8222





                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.

         At the Annual Meeting of the Stockholders of Westech Capital Corp., a Delaware corporation (the "Company"), held on June 12, 2002, the stockholders, among other things, approved an amendment to the Company's Certificate of Incorporation to decrease the total number of shares of common stock which the Company has the authority to issue from 50,000,000 shares to 10,000,000 shares. On June 18, 2002, the Company filed a Certificate of Amendment to the Certificate of Incorporation of the Company to effect the reduction in authorized shares.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            3.4* Certificate of Amendment to Westech Capital Corp.'s Certificate of Incorporation


            * Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2002                          WESTECH CAPITAL CORP.


                                       By: /s/ KURT J. RECHNER
                                          -------------------------------------
                                          Kurt J. Rechner
                                          Treasurer and Chief Financial Officer


                                      -3-
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                              WESTECH CAPITAL CORP.
                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION
3.4*              Certificate of Amendment to Westech Capital Corp.'s
                  Certificate of Incorporation


* Filed herewith